Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Great Elm Group, Inc. (the “Company”) for the period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jason W. Reese, Principal Executive Officer of the Company, and Keri A. Davis, Principal Financial Officer of the Company, each certify, pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jason W. Reese
Jason W. Reese
(Principal Executive Officer)

By:	/s/ Keri A. Davis
Keri A. Davis
(Principal Financial Officer)

November 8, 2023